UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2026

NextNRG, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-40809	83-4260623
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

407 Lincoln Rd. #9F, Miami Beach, Florida 33139

(Address of principal executive offices)

(305) 791-1169

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	NXXT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously reported, on March 16, 2026, NextNRG, Inc. (the “Company”) was notified by The Nasdaq Stock Market LLC (“Nasdaq”) that it did not comply with the $1.00 minimum bid price requirement of Nasdaq Listing Rule 5550(a)(2) (the “Bid Price Rule”), and on September 15, 2026, following the expiration of the applicable compliance period, the Company received a determination from the Nasdaq Listing Qualifications Staff to delist the Company’s common stock.

Also as previously reported, on October 21, 2026, the Company was further notified that it did not comply with the $35 million market value of listed securities requirement of Nasdaq Listing Rule 5550(b)(2) or the alternative continued listing standards under Nasdaq Listing Rule 5550(b).

The Company timely requested a hearing before the Nasdaq Hearings Panel (the “Panel”), which stayed the delisting and suspension of the Company’s common stock pending the Panel’s decision. A hearing on the matter was held on October 22, 2026.

On November 9, 2026, the Panel notified the Company (the “Notice”) that the Panel has determined to deny the Company’s request to continue its listing on Nasdaq and that trading in the Company’s common stock will be suspended at the open of trading on November 11, 2026.

The Company intends to immediately exhaust all available avenues and request that the Nasdaq Listing and Hearing Review Council (the “Listing Council”) review the Panel’s decision and conclusions,

A request for review will not stay the suspension of trading in the Company’s common stock. The Company expects that its common stock will be quoted on the OTC Markets under the symbol “NXXT” beginning on or about November 11, 2026.

This report contains forward-looking statements, including, but not limited to, statements regarding the Company’s ability to maintain or regain its listing on Nasdaq, the Company’s ability to have the Panel’s decision reviewed or overturned by the Listing Council and the quotation of the Company’s common stock following suspension . Such statements are subject to risks and uncertainties, and actual results may differ materially from those expressed or implied by such forward-looking statements. Investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. The Company undertakes no obligation to update any forward-looking statement in this report, except as required by law.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 10, 2026	NEXTNRG, INC. (Registrant)

	By:	/s/ Michael D. Farkas
	Name:	Michael D. Farkas
	Title:	Chief Executive Officer